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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 7, 2005


                       NEW YORK REGIONAL RAIL CORPORATION
             (Exact name of Registrant as specified in its charter)


          Delaware                         000-28583              13-3081571
-------------------------------           -----------           -------------
(State or other jurisdiction of           (Commission           (IRS Employer
incorporation or organization)            File Number)       Identification No.)

              5266 Seneca Street, West Seneca, New York        14224
          ------------------------------------------------   ----------
               (Address of principal executive offices)      (Zip Code)


       Registrant's telephone number, including area code: (716) 675-6015
                                                           --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c))



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ITEM 8.01. Other Events.

On June 7, 2005, the principal executive offices of New York Regional Rail Corporation (the "Corporation") were relocated to 5266 Seneca Street, West Seneca, New York 14224. The Corporation's principal telephone number is now 716-675-6015.


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                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   June 9, 2005                        NEW YORK REGIONAL RAIL CORPORATION


                                             By:  /s/ Donald B. Hutton
                                                 ------------------------------
                                                 Name:  Donald B. Hutton
                                                 Title: Chief Executive Officer